Confidential
Execution Version
FORBEARANCE AGREEMENT
This FORBEARANCE AGREEMENT, dated as of January 20, 2026 (this “Agreement”), is by and among New Fortress Energy Inc., a Delaware corporation (“Borrower” or the “Company”), each of the undersigned guarantors (the “Guarantors” and together with the Borrower, the “Obligors”), the lenders party hereto (the “Forbearing Lenders”) and MUFG Bank Ltd., as administrative agent and collateral agent (in such capacities, the “Administrative Agent”) under the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
WHEREAS, the Borrower, the Guarantors, the Administrative Agent, and the Lenders (including the Forbearing Lenders) are parties to that certain Credit Agreement, dated as of April 15, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, on November 28, 2025 and thereafter, certain interest payments under the Credit Agreement were and are due to be paid (the “Missed RCF Interest Payments”), and the Borrower has failed to make or may fail to make such Missed RCF Interest Payments;
WHEREAS, on December 31, 2025, certain fees under the Credit Agreement were due to be paid to the Administrative Agent (the “Missed Agency and Unutilized Fee Payment”), and the Borrower has failed to make such Missed Agency and Unutilized Fee Payment;
WHEREAS, pursuant to Sections 7.1(a)(1) and 2.8(a) of the Credit Agreement, the failure of the Borrower to make each of the Missed RCF Interest Payment and the Missed Agency and Unutilized Fee Payment, respectively, will be an Event of Default 30 Business Days after such payments become due (the “Interest Payment Event of Default” and the “Agency and Unutilized Fee Event of Default”, respectively, and collectively the “Payment Events of Default”);
WHEREAS, pursuant to Section 7.1(b) of the Credit Agreement, upon the occurrence of a Payment Events of Default, the Required Lenders may instruct the Administrative Agent to, or the Administrative Agent may, with the consent of the Required Lenders, declare the Commitment of each Lender to make Loans and any obligation of each Issuing Bank to issue Letters of Credit to be terminated and declare all outstanding loans and other obligations immediately due and payable (an “Acceleration Event”); and
WHEREAS, upon the terms and conditions contained herein, the Forbearing Lenders and the Administrative Agent are prepared to forbear from exercising and/or directing the Administrative Agent and/or the Collateral Agent to exercise, or otherwise taking action to require any other Lenders to exercise or to direct the Administrative Agent to exercise, all of their rights and remedies under the Credit Agreement with respect to the Payment Events of Default and other Loan Documents during the Forbearance Period (as defined below).
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section I.FORBEARANCE
Section 1.01Forbearance. During the Forbearance Period, each Forbearing Lender (severally and not jointly) hereby agrees to (i) forbear and refrain from exercising any of its rights and remedies, including with respect to an Acceleration Event, under the Credit Agreement, the Security Documents, the other Loan Documents or applicable law with respect to the Payment Events of Default, (ii) instruct the Administrative Agent to forbear from (and not consent to its) exercising any of its rights and remedies, including with respect to an Acceleration Event, under the Credit Agreement, the other Loan Documents or applicable law with respect to the Payment Events of Default and (iii) in the event that the Administrative Agent or any Lender of group of Lenders takes any action which results in an Acceleration Event during the Forbearance Period, to, and shall promptly after the occurrence of such action, deliver written notice to the Administrative Agent to rescind such Acceleration Event and its consequences and take all other action in its power to cause such Acceleration Event to be rescinded and annulled. During the Forbearance Period, each Forbearing Lender (severally and not jointly) agrees that it (individually or collectively) will not deliver any notice or instruction to the Administrative Agent directing the Administrative Agent to exercise any of the rights and remedies under the Credit Agreement, the other Loan Documents or applicable law with respect to the Payment Events of Default, or any consent to any such exercise of rights and remedies. During the Forbearance Period, the Borrower shall not be required to deliver notice to the Lenders and/or the Agent of any Missed RCF Interest Payment or Missed Agency and Unutilized Fee Payment.
Section 1.02Default Interest. Notwithstanding anything to the contrary in the Credit Agreement, to the extent that, and commencing on the date when, an outstanding principal amount (other than overdue principal amounts) of Indebtedness under any Debt Agreement (as defined below) shall start accruing interest at the default interest rate thereunder, the entire outstanding principal amount of Loans shall start automatically accruing default interest at the rate set forth in Section 2.7 of the Credit Agreement without any action on account of the Required Lenders or the Administrative Agent.
Section 1.03Forbearance Period. The forbearance set forth in this Agreement shall commence on January 13, 2026 (the “Forbearance Effective Date”) and continue until the earlier of (a) January 23, 2026 (the “Scheduled Termination Date”) and (b) the date on which the Forbearance Period is terminated pursuant to Section 2.01 below (the earlier of (a) and (b), the “Termination Date” and the period commencing on the Forbearance Effective Date and ending on the Termination Date, the “Forbearance Period”). From and after the Termination Date, such forbearance shall immediately and automatically terminate and have no further force or effect, and each of the Forbearing Lenders and the Administrative Agent shall be released from any and all obligations and agreements under this Agreement and shall be entitled to exercise any of the rights and remedies as if this Agreement had never existed, and all of the rights and remedies under the Credit Agreement and at law and in equity shall be available without restriction or modification, as if such forbearance and had not occurred; provided that the Scheduled Termination Date may be extended one or more times with the prior written consent of the Required Lenders (which the Administrative Agent, in its sole discretion, may solicit by email, and receipt by the Administrative Agent (or its designee) of email confirmation from the Lenders constituting at least the Required Lenders shall be deemed to satisfy the consent requirement of this Section 1.03).
Section 1.04Effect of Forbearance. Except as expressly set forth herein, neither any Forbearing Lender nor the Administrative Agent has waived (regardless of any delay in exercising such rights and remedies) any default or Event of Default that may be continuing on the date hereof or any default or Event of Default that may occur after the date hereof (whether the same or similar to the Payment Events of Default or otherwise), and neither any Forbearing Lender nor the Administrative Agent has agreed to forbear with respect to any of its rights or remedies concerning any default or Event of Default (other than, during the Forbearance Period, the Payment Events of Default and solely to the extent expressly set forth herein) that may have occurred or be continuing as of the date hereof, or that may occur after the date hereof. Except as expressly set forth herein, each Forbearing Lender and the Administrative Agent reserves all of its rights, powers, and remedies under the Credit Agreement and applicable law. Except as expressly set forth herein, the execution, delivery and effectiveness of this Agreement shall not directly or indirectly constitute a course of dealing or other basis for altering the Credit Agreement or any other contract, agreement or instrument. The Forbearing Lenders’ and the Administrative Agent’s agreement to forbear from exercising (and to waive temporarily) certain of their rights and remedies with respect to the Payment Events of Default during the Forbearance Period does not in any manner whatsoever limit any Forbearing Lender’s or the Administrative Agent’s right to insist upon strict compliance with the Credit Agreement (except to the extent expressly set forth herein).
Section II.EVENTS OF TERMINATION
Section 2.01Events of Termination. The Forbearance Period shall automatically terminate if any of the following events shall occur (each, an “Event of Termination”):
(a)a case under title 11 of the United States Code, any restructuring plan, scheme, or similar proceeding under the laws of the United Kingdom, or any reorganization, liquidation, insolvency, or receivership proceeding under applicable law of any jurisdiction is commenced by or against the Obligors or a subsidiary of the Obligors;
(b)any occurrence of (i) a Default or Event of Default under the Credit Agreement or (ii) a default, Default or Event of Default under and as defined in (A) the Series I Credit Agreement, (B) LC Facility, (C) Series II Credit Agreement, (D) the Term Loan B Credit Agreement, (E) the 2026 Notes Indenture, (F) the 2029 Notes Indenture, (G) New 2029 Notes Indenture or (H) Term Loan A Credit Agreement (the Series I Credit Agreement, the LC Facility, the Series II Credit Agreement, the Term Loan B Credit Agreement, the 2026 Notes Indenture, the 2029 Notes Indenture, the New 2029 Notes Indenture and the Term Loan A Credit Agreement the “Debt Agreements” and each, a “Debt Agreement”), in each case, other than (x) the Payment Events of Default (and related defaults solely giving rise to the Payment Events of Default) or (y) any default arising under any Debt Agreement on account of the failure of the applicable borrower or issuer to make any payment prohibited pursuant to the following Section 2.01(c) to the extent that such default remains unmatured or the requisite creditors under such Debt Agreement are precluded from exercising remedies thereunder pursuant to a waiver thereunder, a forbearance agreement in connection therewith or the terms of such Debt Agreement; or
(c)other than payment when due of obligations under that certain Loan Agreement, dated as of May 31, 2024, by and between New Fortress Energy Inc., as the borrower, and Stonebriar Commercial Finance LLC, as the lender, the payment by any Loan Party or any Subsidiary thereof of any principal, interest or any other amounts under any Debt Agreement, whether contractually required thereunder or as voluntary prepayments (other than (x) payments of accrued and unpaid interest on and fees pursuant to and under the LC Facility and (y) fees relating to letters of credit under the Credit Agreement), that certain Master LNG Sale and Purchase Agreement, dated as of June 11, 2025, between Macquarie Commodities Trading (Singapore) Pte Limited and NFE North Trading LLC (the “Macquarie Facility”), or any other Indebtedness of the Loan Parties for borrowed money having equal priority of payments or Liens securing such Indebtedness with the Obligations under the Credit Agreement (collectively, the “Other Agreements”); provided that the issuance of any letter of credit under the Revolving Credit Agreement or LC Facility to support Brazil Parent or its Subsidiaries shall require the consent of the Required Lenders (not to be unreasonably withheld, conditioned or delayed) (it being understood and agreed that the consent required by this proviso shall not apply to renewal, rollover or replacement of any letter of credit that exists as of the Forbearance Effective Date).
Section III.REPRESENTATIONS AND WARRANTIES AND AGREEMENTS
Section 3.01Representations and Warranties of the Obligors. In consideration of the foregoing agreements, the Obligors and the Company hereby represent and warrant to each Forbearing Lender as follows:
(a)This Agreement, the Credit Agreement, and the other Loan Documents constitute valid and legally binding agreements, enforceable against the Obligors, as applicable, in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law.
(b)Each of the Obligors is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and to enter into and, as applicable, perform its obligations hereunder and under the Credit Agreement and the other Loan Documents.
(c)This Agreement, the Credit Agreement and the other Loan Documents have been duly and validly authorized by the Obligors and has been duly executed and delivered by the Obligors.
(d)As of the date hereof, except for the Payment Events of Default (and the Defaults giving rise to such Payment Events of Default), the Specified Events of Default (as defined in the 2029 Senior Notes Forbearance Agreement), the Specified Events of Default (as defined in the Term Loan B Forbearance Agreement), the Interest Payment Event of Default (as defined in the Term Loan A Forbearance Agreement), or any default arising from a missed interest payment under that certain EB-5 Loan Agreement made and entered into as of July 21, 2023, between ZeroPark I LLC, and CanAm Texas Regional Center, LP IV, as the lender, or the Macquarie Facility, (i) no Default or Event of Default (as defined in the applicable Debt Agreement or Other Agreement) has occurred or is continuing under this Agreement or the Credit Agreement or any other Debt Agreement or Other Agreement and (ii) all representations and warranties contained in this Agreement, the Credit Agreement and in the other Loan Documents are true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text hereof or thereof.
(e)After giving effect to this Agreement, the Payment Events of Default (nor the Defaults giving rise to the Payment Events of Default), whether individually or collectively, does not constitute or will not constitute, or does not result or will not result in, a default or an Event of Default (as defined in the applicable Debt Agreement or Other Agreement) under any Debt Agreement or Other Agreement (other than any such default or Event of Default for which the requisite creditors under such Debt Agreement or Other Agreement are precluded from exercising remedies thereunder pursuant to a waiver thereunder, a forbearance agreement in connection therewith or the terms of such Debt Agreement or Other Agreement).
(f)As of the Forbearance Effective Date, the total outstanding principal amount of the Loans is $660,400,000.00 and neither the Borrower nor any Subsidiary has any claim, counterclaim, defense or right of set-off or recoupment to the Obligations.
Section IV.COVENANTS
Section 4.01The Borrower shall, and shall cause its Subsidiaries to, comply with the covenants set forth below and, notwithstanding anything in Section 7.1 of the Credit Agreement to the contrary, failure to comply with any provision of this Section IV shall be an immediate Event of Default:
Section 4.01Information.
(a)On or before January 20, 2026 (or such later date as agreed by the Administrative Agent in its sole discretion), the Borrower shall deliver the documents, information, or other deliverables set forth on Schedule 1-A in form and substance reasonably satisfactory to the Required Lenders.
(b)The Borrower and its Subsidiaries shall comply with the covenants set forth on Schedule 1-B.
Section V.CONDITIONS TO EFFECTIVENESS
Section 5.01This Agreement shall become effective on the first date that all of the following conditions precedent have been and will continue to be satisfied (or waived by the Forbearing Lenders):
Section 5.01Execution of this Agreement. The parties to this Agreement shall have received counterparts of this Agreement duly executed by (i) the Obligors and (ii) the Required Lenders.
Section 5.02Representations and Warranties. The representations and warranties contained herein shall be true and correct in all respects, and no Default or Event of Default (other than the Payment Events of Default and any Defaults giving rise to such Payment Events of Default) shall exist on the date hereof or on the Forbearance Effective Date.
Section 5.03Payment of Fees. The Borrower shall have paid or caused to be paid on or before the Forbearance Effective Date all fees, costs and expenses then payable or reimbursable (including of any reasonable and documented fees of FTI Consulting Ltd, as advisor to the Administrative Agent, Moelis & Company, as advisor to the Administrative Agent (“Moelis”), and any other counsel or advisors of the Administrative Agent) to the Administrative Agent and Lenders in accordance with any agreement among the Borrower and the Administrative Agent or such Lender, in each case, to the extent invoices have been delivered to the Borrower prior to the Forbearance Effective Date.

Section VI.MISCELLANEOUS
Section 6.01Confirmation . The provisions of the Credit Agreement (as amended by this Agreement) shall remain in full force and effect in accordance with its terms following the effectiveness of this Agreement.
Section 6.02Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature hereto.
Section 6.03Release. The Borrower and each Guarantor hereby forever waives, releases, remises and discharges the Administrative Agent, the Lenders, their investment advisors, sub-advisors, and managers, and each of their respective Affiliates, and each of their officers, directors, employees, agents, and professionals, including, without limitation, Sidley Austin LLP, as counsel to the Administrative Agent (collectively, the “Releasees”), from any and all claims (including, without limitation, cross-claims, counterclaims, rights of setoff and recoupment), demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, contingent or non-contingent, which such Loan Party ever has or had on or prior to the Forbearance Effective Date against any such Releasee which concerns, directly or indirectly, the Borrower or any Guarantor, the negotiation and execution of this Agreement, the Credit Agreement or any other Loan Document, or any acts or omissions of any such Releasee relating to the Borrower, any Guarantor, the Credit Agreement or any other Loan Document, in each case, to the extent pertaining to facts, events or circumstances existing on or prior to (but not after) the Forbearance Effective Date (the “Released Claims”). The Loan Parties further covenant not to sue, commence, institute or prosecute, or supporting any Person that sues, commences, institutes, or prosecutes, any lawsuit, action or other proceeding against any Releasees with respect to any Released Claims. As to each and every claim released hereunder, each Loan Party hereby represents that it has received the advice of legal counsel with regard to the releases contained herein. The foregoing release shall survive the termination of this Agreement, the Credit Agreement, and the other Loan Documents and payment in full of all Obligations in respect thereof and is in addition to any other release or covenant not to sue in favor of the Releasees.
Section 6.04Information. Nothing in this Agreement is intended, or shall be construed, to supersede Section 9.14 of the Credit Agreement.
Section 6.05Ratification and Affirmation. The Borrower and each Guarantor hereby: (x) acknowledges and consents to the terms of this Agreement and (y) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein and any guarantee provided by it therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended or modified pursuant to this Agreement) and agrees that each Loan Document to which it is a party remains in full force and effect, as expressly amended hereby and that none of its obligations thereunder shall be impaired or limited by the execution or effectiveness of this Agreement (subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law)).
Section 6.06Interpretive Matters.
(a)Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection and clause references herein are to this Agreement unless otherwise specified.

(b)The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, any individual, corporation, company, partnership or other entity.
(c)Capitalized terms used but not defined in this Agreement have the meanings given to them in the Credit Agreement unless expressly provided otherwise.
Section 6.07Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the conflict of law rules and principles thereof.
Section 6.08Successors and Assigns. This Agreement shall be binding upon the Obligors, the Forbearing Lenders and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.
Section 6.09Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
Section 6.10Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.
Section 6.11Jury Trial Waiver. The Obligors and the Forbearing Lenders, by acceptance of this Agreement, mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based herein, arising out of, under or in connection with this Agreement or the Credit Agreement or any other documents contemplated to be executed in connection herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party, including, without limitation, any course of conduct, course of dealings, statements or actions of any Forbearing Lender relating to the administration of the Term Loans or enforcement of the Credit Agreement arising out of tort, strict liability, contract or any other law, and agree that no party will seek to consolidate any such action with any other action in which a jury trial cannot be or has not been waived.
Section 6.12Email. Unless the context of this Agreement clearly requires otherwise, any notice or other communication required by this Agreement, regardless of whether the applicable subsection of this Agreement contemplates email delivery of such notice or communication, may be done via email.
Section 6.13Amendment. This Agreement may only be amended or modified in writing (including email by counsel) by the Obligors and Forbearing Lenders constituting at least the Required Lenders.
Section 6.14Loan Document. This Agreement as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
NEW FORTRESS ENERGY INC.
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NEW FORTRESS INTERMEDIATE LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
NFE ATLANTIC HOLDINGS LLC
By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer
AMERICAN ENERGY LOGISTICS SOLUTIONS LLC
ATLANTIC ENERGY HOLDINGS LLC
BRADFORD COUNTY DEVELOPMENT HOLDINGS LLC
BRADFORD COUNTY GPF HOLDINGS LLC
BRADFORD COUNTY GPF PARTNERS LLC
BRADFORD COUNTY POWER HOLDINGS LLC
BRADFORD COUNTY POWER PARTNERS LLC
BRADFORD COUNTY TRANSPORT HOLDINGS LLC
BRADFORD COUNTY TRANSPORT PARTNERS LLC
ISLAND LNG LLC
LA DEVELOPMENT HOLDINGS LLC
LA REAL ESTATE HOLDINGS LLC
LA REAL ESTATE PARTNERS LLC
LNG HOLDINGS LLC
NFE FLNG 2 LLC
[Signature Page to Forbearance Agreement]

NEW FORTRESS ENERGY MARKETING LLC
NEW FORTRESS ENERGY HOLDINGS LLC
NFE ANDROMEDA CHARTERING LLC
NFE ANGOLA HOLDINGS LLC
NFE BCS HOLDINGS (A) LLC
NFE BCS HOLDINGS (B) LLC
NFE EQUIPMENT HOLDINGS LLC
NFE EQUIPMENT PARTNERS LLC
NFE GHANA HOLDINGS LLC
NFE GHANA PARTNERS LLC
NFE GLOBAL SHIPPING LLC
NFE GRAND SHIPPING LLC
NFE HONDURAS HOLDINGS LLC
NFE INTERNATIONAL LLC
NFE INTERNATIONAL SHIPPING LLC
NFE ISO HOLDINGS LLC
NFE ISO PARTNERS LLC
NFE JAMAICA GP LLC
NFE LOGISTICS HOLDINGS LLC
NFE MANAGEMENT LLC
NFE NICARAGUA DEVELOPMENT PARTNERS LLC
NFE NICARAGUA HOLDINGS LLC
By:
Name: Christopher S. Guinta
Title: Chief Financial Officer
[Signature Page to Forbearance Agreement]

NFE NORTH TRADING LLC
NFE PIONEER 1 LLC
NFE PIONEER 2 LLC
NFE PIONEER 3 LLC
NFE PLANT DEVELOPMENT HOLDINGS LLC
NFE FLNG 1 ISSUER LLC
NFE SOUTH POWER HOLDINGS LLC
NFE SUB LLC
NFE TRANSPORT HOLDINGS LLC
NFE TRANSPORT PARTNERS LLC
NFE US HOLDINGS LLC
PA DEVELOPMENT HOLDINGS LLC
PA REAL ESTATE HOLDINGS LLC
PA REAL ESTATE PARTNERS LLC
TICO DEVELOPMENT PARTNERS HOLDINGS LLC
TICO DEVELOPMENT PARTNERS LLC

By:
    Name:    Christopher S. Guinta
    Title:    Chief Financial Officer

[Signature Page to Forbearance Agreement]

ATLANTIC PIPELINE HOLDINGS SRL

By:
Name:    Christopher S. Guinta
Title:         Manager

NFE BERMUDA HOLDINGS LIMITED
NFE INTERNATIONAL HOLDINGS LIMITED*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under Bermuda law

NFE SHANNON HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE SOUTH POWER TRADING LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

AMAUNET, S. DE R.L. DE C.V.
NFENERGIA MEXICO, S. DE R.L. DE C.V.
NFENERGIA GN DE BCS, S. DE R.L. DE C.V.
NFE PACIFICO LAP, S. DE R.L. DE C.V.
NFE BCS MEXICO HOLDINGS, S. DE R.L. DE C.V.
NFE ALTAMIRA ONSHORE, S. DE R.L. DE C.V.
MEXICO FLNG ONSHORE, S. DE R.L. DE C.V.

By:
Name:    Christopher S. Guinta
Title:         Legal Representative
[Signature Page to Forbearance Agreement]

NFENERGÍA LLC
SOLUCIONES DE ENERGIA LIMPIA PR LLC
NFE POWER PR LLC
ENCANTO EAST LLC
ENCANTO WEST LLC
ENCANTO POWER WEST LLC

By:
Name:    Christopher S. Guinta
Title:         Authorized Signatory

NFE NICARAGUA DEVELOPMENT PARTNERS LLC, SUCURSAL NICARAGUA

By:
Name:    Christopher S. Guinta
Title:     Chief Financial Officer
[Signature Page to Forbearance Agreement]

NFE MEXICO HOLDINGS S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267469, duly represented by:

By:
Name: Christopher S. Guinta
Title:    Manager

NFE MEXICO HOLDINGS PARENT S.À R.L.
A Luxembourg private limited liability company (société à responsabilité limitée), with registered office located at 12F, rue Guillaume Kroll, L-1882 Luxembourg, Grand Duchy of Luxembourg and registered with the Luxembourg trade and companies register (Registre de Commerce et des Sociétés, Luxembourg) under number B267494, duly represented by:

By:
Name: Christopher S. Guinta
Title:    Manager

[Signature Page to Forbearance Agreement]

NFE GLOBAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS*

By:
Name:    Christopher S. Guinta
Title:         Director
*incorporated under the laws of England and Wales

NFE MEXICO POWER HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title: Director
[Signature Page to Forbearance Agreement]

NFE MEXICO TERMINAL HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE UK HOLDINGS LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE GP LLC

By:
Name:    Christopher S. Guinta
Title:         Chief Financial Officer

NFE INTERNATIONAL HOLDINGS 1 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

NFE INTERNATIONAL HOLDINGS 2 LIMITED

By:
Name:    Christopher S. Guinta
Title:         Director

[Signature Page to Forbearance Agreement]

    [FORBEARING LENDER NAME], as a Forbearing Lender
By:
     Name:

[Principal amount of Loans held: $[•]]
[Signature Page to Forbearance Agreement]

ACKNOWLEDGED:

MUFG BANK, LTD., as Administrative Agent

By:
Name:
Title:
[Signature Page to Forbearance Agreement]

Schedule 1-A

1.The Borrower shall deliver by January 20, 2026, an updated UK RP and chapter 11 cost-benefit analyses, providing comprehensive detailed analysis of, without limitation, benefits (expressed in specific dollar amounts or ranges by contract or issue) from contract rejection and impairment of unsecured claims (including with respect to litigation liabilities), estimated critical vendor liabilities, and quantified risks/costs of each scenario, each with detailed backup to determine the issue and reasoning behind the potential risk or benefit.
Schedule 1-A

Schedule 1-B

1.The Company shall provide the following in response to remaining diligence requests no later than January 20, 2026:

a.SG&A Reduction Step-plan to achieve forecast run-rate

b.Detailed schedule of estimated professional fees under each implementation scenario, broken out by advisor

c.Weekly cash flow model for Brazil for the thirteen-week period commencing the week ended January 16, 2026

d.Detailed Brazil projection model on a monthly basis down to LFCF line, including breakout of working capital line items

e.Annotated bridge of Q4 forecast vs initial forecast received at the time of restriction

2.To the extent the Company is required to inform its board of directors of a written request made pursuant to the New 2029 Notes Forbearance Agreement, the Term Loan A Forbearance Agreement or the Term Loan B Forbearance Agreement, the Company shall inform its board of directors of any substantially similar request of the Required Lenders (or the Administrative Agent at the direction of the Required Lenders) within the time period (if any) prescribed by the New 2029 Notes Forbearance Agreement, the Term Loan A Forbearance Agreement or the Term Loan B Forbearance Agreement, as the case may be.
Schedule 1-B